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                                                                  EXHIBIT 10.32


                                   VERIO INC.

                 1998 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

         1. Purposes of the Plan. The purposes of this stock incentive plan are to attract and retain the best available Non-Employee Directors, to provide them additional incentives, and to promote the success of the Company's business.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

                  (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                  (d) "Award" means the grant of an Option, Restricted Stock, Shares or other rights or benefits under the Plan.

                  (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  (f) "Board" means the Board of Directors of the Company.

                  (g) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect acquisition by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                           (ii) a change in the composition of the Board over a
period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole


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number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended.

                  (i) "Committee" means any committee appointed by the Board to administer the Plan.

                  (j) "Common Stock" means the common stock of the Company.

                  (k) "Company" means Verio Inc., a Delaware corporation.

                  (l) "Consultant" means any person who is engaged by the Company or any Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

                  (m) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (n) "Continuous Service" means that the Grantee's service as a Director is not interrupted or terminated. The Continuous Service of a Grantee shall not be considered interrupted or terminated in the case of (i) any approved leave of absence or (ii) terminating service as a Director followed within thirty (30) days of such termination by commencing service to the Company or a Related Entity as an Employee or a Consultant until the time such service as an Employee or Consultant is terminated. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

                  (o) "Corporate Transaction" means any of the following transactions:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

                           (iii) any reverse merger in which the Company is the
surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (iv) any person or related group of persons (other
than the Company or by a Company-sponsored employee benefit plan) who becomes the beneficial owner (within the


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meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

                  (p) "Director" means a member of the Board.

                  (q) "Disability" means that a Grantee is unable to serve as a Director by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such condition sufficient to satisfy the Administrator, in its sole discretion.

                  (r) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (t) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) Where there exists a public market for the Common
Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) In the absence of an established market of the
type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith; or

                           (iii) On the Registration Date, the Fair Market Value
shall be the price at which the Board, or if applicable, the Pricing Committee of the Board, and the underwriters agree to offer the Common Stock in the initial public offering of the Common Stock, net of discounts and underwriting commissions.

                  (u) "Grantee" means a Non-Employee Director who receives an Award under the Plan.

                  (v) "Non-Employee Director" means a Director who is not an Employee.



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                  (w) "Non-Qualified Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (x) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (y) "Option" means a stock option granted pursuant to the Plan.

                  (z) "Plan" means this 1998 Non-Employee Director Stock Incentive Plan.

                  (aa) "Registration Date" means the effective date of the registration statement for the sale of Common Stock to the general public filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                  (bb) "Related Entity" means any parent, subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a parent or a subsidiary holds a substantial ownership interest, directly or indirectly.

                  (cc) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established under the Plan or by the Administrator.

                  (dd) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (ee) "Share" means a share of the Common Stock.

         3. Stock Subject to the Plan.

                  (a) Subject to the provisions of Section 8, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 550,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.



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         4. Administration of the Plan.

                  (a) Plan Administrator.

                           (i) Administration. The Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii) Administration Errors. In the event an Award is
granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws. (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to approve forms of Award Agreement for use under
the Plan;

                           (ii) to determine the terms and conditions consistent
with the terms of the Plan of any Award granted hereunder;

                           (iii) to amend the terms of any outstanding Award
granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                           (iv) to construe and interpret the terms of the Plan
and Awards granted pursuant to the Plan; and

                           (v) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

         5. Automatic Option Grant Program.

                  (a) Eligibility. Each Non-Employee Director shall be entitled to receive Options to the acquire of shares of Common Stock upon the terms and conditions of this Automatic Option Grant Program.

                  (b) Date of Grant and Number of Shares. A Non-Qualified Stock Option to purchase 30,000 shares of Common Stock shall be granted automatically ("Initial Grant") to each Non-Employee Director, such Initial Grant to be made
(i) to the then-existing Non-Employee



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Directors upon the Registration Date and (ii) to other Non-Employee Directors elected or appointed to the Board after the Registration Date upon the date each such Non-Employee Director first becomes a Non-Employee Director. In addition, immediately following each annual meeting of the Company's stockholders, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted automatically a Non-Qualified Stock Option to purchase 3,000 shares of Common Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Non-Employee Director who has an outstanding Initial Grant that is not then fully vested. Each such Subsequent Grant shall be made on the date of the annual stockholders' meeting in question.

                  (c) Vesting. Each Initial Grant shall vest and become exercisable as to one-third (1/3) of the shares of Common Stock subject to such Option twelve (12) months after the grant date and an additional one-third (1/3) of the shares of Common Stock subject to such Option shall vest on each yearly anniversary of the grant date thereafter, such that the Option will be fully exercisable three (3) years after its date of grant. Each Subsequent Grant shall be fully vested and exercisable as to all of the shares of Common Stock subject to such Option twelve (12) months after the grant date of the Option.

                  (d) Corporate Transactions/Changes in Control.

                           (i) In the event of a Corporate Transaction,
immediately prior to the specified effective date of such Corporate Transaction,
(A) each Initial Grant which is at the time outstanding to the extent not vested automatically shall vest and become exercisable as to a number of shares equal to one-third (1/3) of the total number of shares of Common Stock subject to such Option and (B) each Subsequent Grant which is at the time outstanding automatically shall become fully vested and exercisable as to all of the shares of Common Stock subject to such Option. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall terminate. However, all such Options shall not terminate if the Options are assumed by the successor corporation or parent thereof in connection with the Corporate Transaction.

                           (ii) In the event of a Change in Control (other than
a Change in Control which also is a Corporate Transaction), immediately prior to the specified effective date of such Change in Control, (A) each Initial Grant which is at the time outstanding to the extent not vested automatically shall vest and become exercisable as to a number of shares equal to one-third (1/3) of the total number of shares of Common Stock subject to such Option and (B) each Subsequent Grant which is at the time outstanding automatically shall become fully vested and exercisable as to all of the shares of Common Stock subject to such Option.

                  (e) Exercise of Option Following Termination of Service. In the event of termination of a Grantee's Continuous Service for any reason other than Disability or death, such Grantee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the



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Grantee should die within three (3) months after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination within twelve (12) months of the Grantee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement.

                  (f) Disability of Grantee. In the event of termination of a Grantee's Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Grantee is not entitled to exercise the Option at the date of termination, or if Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (g) Death of Grantee. In the event of the death of a Grantee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

                  (h) Term of Option. The term of each Option awarded under this Automatic Option Grant Program shall be eight (8) years from the date of grant thereof.

                  (i) Transferability of Option. Each Option awarded under this Automatic Option Grant Program shall be transferable to the extent provided in the Award Agreement.

                  (j) Exercise Price. The exercise price for each Option awarded under this Automatic Option Grant Program shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (k) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option under this Automatic Option Grant Program shall be the following:

                           (i) cash;

                           (ii) check;

                           (iii) surrender of Shares or delivery of a properly
executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the



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date of surrender or attestation equal to the aggregate exercise price of the
Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                           (iv) delivery of a properly executed exercise notice
together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                           (v) any combination of the foregoing methods of
payment.

         6. Stock Fee Program.

                  (a) Eligibility. Each Non-Employee Director shall be eligible to elect to apply all or any portion of the annual retainer fee and meeting fees otherwise payable to such individual in cash to the acquisition of shares of Common Stock upon the terms and conditions of this Stock Fee Program.

                  (b) Election Procedure.

                           (i) Filing. A Non-Employee Director must make a
stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1999 calendar year. Each election, once filed, shall be revocable prior to the start of the calendar year for which the election is to be effective. Thereafter, the election is irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. A Non-Employee Director may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Administrator prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

                           (ii) Election Form. The election must be filed with
the Administrator on the appropriate form provided for this purpose. On the election form, a Non-Employee Director must indicate the percentage or dollar amount of his or her annual retainer fee and/or his or her meeting fees to be applied to the acquisition of Shares.

                  (c) Share Issuance.

                           (i) Issue Date for Annual Retainer Fee Shares. On the
first trading day following the date any portion of the annual retainer fee is otherwise due to be paid, in a calendar year for which the election is effective, the portion of the annual retainer fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per Share. The number of issuable Shares shall be rounded down to the next whole Share, and such Shares shall be issued to the Non-Employee Director.



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                           (ii) Issue Date for Meeting Shares. On the first
trading day following any meeting, in a calendar year for which the election is effective, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per Share. The number of issuable Shares shall be rounded down to the next whole Share, and such Shares shall be issued to the Non-Employee Director.

         7. Conditions Upon Issuance of Shares.

                  (a) Satisfaction of Applicable Laws. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

                  (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, merger, consolidation, acquisition of the property or equity securities of the Company, any separation of the Company (including a spin-off or other distribution of equity securities or property of the Company), reorganization (whether or not such reorganization comes within the definition of Code Section 368), partial or complete liquidation, or any other similar event resulting in an increase or decrease in the number of issued Shares. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         9. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Awards may be granted under the Plan upon its becoming effective.



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         10. Amendment, Suspension or Termination of the Plan.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 9, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

         11. Reservation of Shares.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


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